ROU Assets and Lease Liabilities (Details) - Schedule of operating and finance leases of assets and liabilities - Office Space and R&D and Manufacturing Facilities [Member] - USD ($) $ in Thousands	Jun. 30, 2021	Jan. 01, 2021	Dec. 31, 2020
Operating leases:
Right-of-use assets	$ 3,360	$ 3,481
Lease liability, current	477	469
Lease liability, non-current	2,929	3,012
Finance leases:
Right-of-use assets	1,115	897
Lease liability, current	368	265
Lease liability, non-current	$ 612	$ 632